CALENDAR OF CORPORATE EVENTS
Company Name	BRF S.A.
Head Office Address	Rua Jorge Tzachel, 475 – Bairro Fazenda, 88301-140 – Itajaí – SC
Website	www.brf-br.com/ri
Investor Relations Director	Eduardo Takeiti
E-mail: acoesri@brf-br.com
(11) 2322-5034
Investor Relations Manager	Pedro Bueno
acoesri@brf-br.com
(11) 2322-5050
Newspapers in which the company releases its corporate actions	Valor Econômico – SP Diário Oficial do Estado – SC www.prnewswire.com.br http://www.valor.com.br/valor-ri

A.     MANDATORY SCHEDULING

Annual Financial Statements and Consolidated Financial Statements, related to the period ended on December 31, 2018.
EVENT	DATE
Sending to B3	02/28/2019

Standardized Financial Statements – DFP, related to the period ended on December 31, 2018.
EVENT	DATE
Sending to B3	02/28/2019

Annual Financial Statements in international standards related to the period ended on December 31, 2018.
EVENT	DATE
Sending to B3 and SEC	02/28/2019

Formulário de Referência related to the period in course
EVENT	DATE
Sending to B3	05/24/2019

.2.

Quarterly Information – ITR – Portuguese

EVENT – Sending to B3	DATA
Related to 1st quarter 2019	05/10/2019
Related to 2nd quarter 2019	08/09/2019
Related to 3rd quarter 2019	11/08/2019

Quarterly Information Translated to English

EVENT – Sending to B3	DATA
Related to 1st quarter 2019	05/10/2019
Related to 2nd quarter 2019	08/09/2019
Related to 3rd quarter 2019	11/08/2019

Ordinary General Meeting Scheduled
EVENT	DATE
Sending of Call for Meeting to B3	03/22/2019
Sending of Proposal to B3	03/22/2019
Date of Ordinary Extraordinary General Meeting	04/24/2019
Sending of the main decisions of the Ordinary General Meeting or minutes of Ordinary General Meeting to B3	04/24/2019

B.	OPTIONAL AGENDA

Conference Call
EVENT - Public meetings about Financial Statements and Quarterly Information	DATE
Conference Call 2018 Results*	02/28/2019
Conference Call 1Q19 Results*	05/10/2019
Conference Call 2Q19 Results*	08/09/2019
Conference Call 3Q19 Results*	11/08/2019

* Information regarding access will be informed further at www.brf-br.com/ri

Board Meetings already scheduled
EVENT	DATE
Monthly	Monthly